NEUBERGER&BERMAN
EQUITY TRUST

SUPPLEMENT TO THE PROSPECTUS FOR
NEUBERGER&BERMAN GENESIS TRUST DATED DECEMBER 15, 1997

I. THE FOLLOWING DISCLOSURE REGARDING NEUBERGER&BERMAN GENESIS TRUST IS ADDED TO THE PROSPECTUS:

NEUBERGER&BERMAN GENESIS TRUST IS CLOSED TO PURCHASES BY NEW INVESTORS EXCEPT FOR PURCHASES BY ELIGIBLE INVESTORS AS DESCRIBED BELOW.

If you are already a shareholder of Neuberger&Berman GENESIS Trust, you may continue to add to your Fund account. If you own shares of the Fund through a 401(k) plan, you may continue to add to your investment.

In addition, you may purchase shares of Neuberger&Berman GENESIS Trust:

o until April 15, 1998, if you are opening a new Individual Retirement Account ("IRA");

o if you are a participant in a 401(k) plan that has the Fund as an investment option; or

o if you purchase shares under an asset allocation program sponsored by a financial adviser who has one or more clients who are Fund shareholders.

II.   THE FOLLOWING  PARAGRAPH IS ADDED TO THE SECTION REGARDING  MANAGEMENT AND
      ADMINISTRATION:

MANAGEMENT AND ADMINISTRATION

INVESTMENT MANAGER, ADMINISTRATOR, DISTRIBUTOR, AND SUB-ADVISER

      YEAR 2000. Like other financial and business organizations, the Fund and Portfolio could be adversely affected if computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. N&B Management and Neuberger&Berman are taking steps that they believe are reasonable to address this problem in their own computer systems and to obtain assurances that comparable steps are being taken by the Fund's and Portfolio's other major service providers. N&B Management also attempts to evaluate the potential impact of this problem on the issuers of investment securities that the Portfolio purchases. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund and Portfolio.

This Supplement is dated March 16, 1998, and replaces the Supplement dated March 2, 1998.